UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2007

Immunomedics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

G      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

G      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

G      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 23, 2007, the Board of Directors of Immunomedics, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”).  The Second Amended and Restated Bylaws amends Section 7.1 of Article 7 of the Amended and Restated Bylaws to permit the Company to authorize the issuance of uncertificated shares. This change conforms the Company's Second Amended and Restated Bylaws to the requirements of the NASDAQ Stock Market that listed securities be eligible for issuance in uncertificated form through a direct registration system by January 1, 2008. A copy of the Second Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                  Description

3.1                          Second Amended and Restated Bylaws of Immunomedics, Inc., approved August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:   /s/Cynthia L. Sullivan
Name:Cynthia L. Sullivan
Title:President and Chief Executive Officer

Date:  August 27, 2007